Exhibit 23.1


       CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

TO: Bosco Flooring , Inc.

As independent registered certified public accountants, we hereby consent to the inclusion in this Registration Statement on Form SB-2 Amendment #4, of our report dated May 25, 2007 relating to the financial statements of Bosco
Flooring, Inc. and to the reference to our Firm under the caption "Experts" appearing in the Prospectus.


                                            /s/ RBSM LLP
                                            --------------------------
                                            RBSM LLP

New York, New York
November 02, 2007